EXHIBIT 10.18

FORM OF AMENDMENT NO. 5

          This Amendment No. 5 to the Trust Agreement between Boise Cascade Corporation and American National Bank and Trust Company of Chicago dated November 2, 1987, as amended and restated as of December 13, 1996, is effective December 6, 2000, and amends the Trust Agreement as follows:

          In accordance with Section 1.01 of Article I, THE PLANS, of the Trust Agreement, the following Boise Cascade Corporation plans, in the attached form and as they may be amended from time to time, are made subject to the Trust Agreement and are added to Exhibit A thereto:

          1.        2001 Key Executive Deferred Compensation Plan (Exhibit A(p))

          2.        2001 Board of Directors Deferred Compensation Plan (Exhibit A(q))

          In witness whereof, the parties have executed this Amendment No. 5 as of the date first written above.

                                                                         BOISE CASCADE CORPORATION

                                                                         By _________________________________

                                                                         J. W. Holleran
                                                                         Senior Vice President, Human Resources,
                                                                           and General Counsel

                                                                         AMERICAN NATIONAL BANK AND
                                                                           TRUST COMPANY OF CHICAGO

                                                                         By__________________________________

                                                                         Title_________________________________